Sportswear CFO Commentary and Financial Review First Quarter 2025 May 1, 2025 Exhibit 99.2

DTC DTC.com DTC B&M y/y U.S. LAAP EMEA SG&A EPS bps direct-to-consumer DTC e-commerce DTC brick & mortar year-over-year United States Latin America and Asia Pacific Europe, Middle East and Africa selling, general & administrative earnings per share basis points “+” or “up” “-” or “down” LSD% MSD% HSD% LDD% low-20% mid-30% high-40% increased decreased low-single-digit percent mid-single-digit percent high-single-digit percent low-double-digit percent low-twenties percent mid-thirties percent high-forties percent “$##M” “$##B” c.c. M&A FX ~ H# Q# YTD in millions of U.S. dollars in billions of U.S. dollars constant-currency mergers & acquisitions foreign currency exchange approximately First half, second half Quarter 1, 2, 3, 4 Year-to-date

W E C O N N E C T A C T I V E P E O P L E W I T H T H E I R P A S S I O N S

• • • • • •

• • • (dollars in millions, except per share amounts) Q1'25 Q1'24 Change Net Sales $778.5 $770.0 +1% Gross margin 50.9% 50.6% +30 bps SG&A percent of net sales 45.5% 45.4% +10 bps Operating income $46.5 $44.7 +4% Operating margin 6.0% 5.8% +20 bps Net income $42.2 $42.3 -0% Diluted EPS $0.75 $0.71 +6%

• • • • • • • • • • •

• • • • • •

Tailwinds • Channel Profitability: largely reflecting lower outbound shipping expenses, higher closeout margins and favorable Spring ’25 product input costs Headwinds • FX: unfavorable effects from FX hedge rates

• • •

•

(1) Constant-currency net sales is a non-GAAP financial measure. See “References to Non-GAAP Financial Information” above for further information.

Exhibit 99.2

Columbia Sportswear Company™

CFO Commentary and Financial Review

First Quarter 2025

May 1, 2025



FORWARD-LOOKING STATEMENTS

This presentation does not constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes.

This presentation contains forward-looking statements within the meaning of the federal securities laws regarding Columbia Sportswear Company's business opportunities and anticipated results of operations. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "might," "will," "would," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "likely," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Unless the context indicates otherwise, the terms "we," "us," "our," "the Company," and "Columbia" refer to Columbia Sportswear Company, together with its wholly owned subsidiaries and entities in which it maintains a controlling financial interest.

The Company's expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis; however, each forward-looking statement involves a number of risks and uncertainties, including those set forth in this document, those described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the heading "Risk Factors," and those that have been or may be described in other reports filed by the Company, including reports on Form 8-K. Potential risks and uncertainties that may affect our future revenues, earnings and performance and could cause the actual results of operations or financial condition of the Company to differ materially from the anticipated results expressed or implied by forward-looking statements in this document include: loss of key customer accounts; our ability to execute the ACCELERATE Growth Strategy; our ability to execute and realize costs savings related to our Profit Improvement Plan; our ability to effectively execute our business strategies, including initiatives to upgrade our business processes and information technology ("IT") systems and investments in our DTC businesses; our ability to maintain the strength and security of our IT systems; the effects of unseasonable weather, including global climate change; the seasonality of our business and timing of orders; trends affecting consumer spending, including changes in the level of consumer spending, and retail traffic patterns; unfavorable economic conditions generally; the financial health of our customers and retailer consolidation; higher than expected rates of order cancellations; changes affecting consumer demand and preferences and fashion trends; changes in international, federal or state tax, labor and other laws and regulations that affect our business, including changes in corporate tax rates, tariffs, international trade policy and geopolitical tensions, or increasing wage rates; our ability to attract and retain key personnel; risks inherent in doing business in foreign markets, including fluctuations in currency exchange rates, global credit market conditions, changes in global regulation and economic and political conditions and disease outbreaks; volatility in global production and transportation costs and capacity and timing; our ability to effectively manage our inventory and our wholesale customers' to manage their inventories; our dependence on third-party manufacturers and suppliers and our ability to source at competitive prices from them or at all; the effectiveness of our sales and marketing efforts; business disruptions and acts of terrorism, cyber-attacks or military activities around the globe; intense competition in the industry; our ability to establish and protect our intellectual property; and our ability to develop innovative products. The Company cautions that forward-looking statements are inherently less reliable than historical information.

New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. We do not undertake any duty to update any of the forward-looking statements after the date of this document to conform the forward-looking statements to actual results or to changes in our expectations.

REFERENCES TO NON-GAAP FINANCIAL INFORMATION

Since Columbia Sportswear Company is a global company, the comparability of its operating results reported in U.S. dollars is affected by foreign currency exchange rate fluctuations because the underlying currencies in which it transacts change in value over time compared to the U.S. dollar. To supplement financial information reported in accordance with GAAP, the Company discloses constant-currency net sales information, which is a non-GAAP financial measure, to provide a framework to assess how the business performed excluding the effects of changes in the exchange rates used to translate net sales generated in foreign currencies into U.S. dollars. The Company calculates constant-currency net sales by translating net sales in foreign currencies for the current period into U.S. dollars at the average exchange rates that were in effect during the comparable period of the prior year. Management believes that this non-GAAP financial measure reflects an additional and useful way of viewing an aspect of our operations that, when viewed in conjunction with our GAAP results, provides a more comprehensive understanding of our business and operations.

Free cash flow is a non-GAAP financial measure. Free cash flow is calculated by reducing net cash flow from operating activities by capital expenditures. Management believes free cash flow provides investors with an important perspective on the cash available for shareholders and acquisitions after making the capital investments required to support ongoing business operations and long-term value creation. Free cash flow does not represent the residual cash flow available for discretionary expenditures as it excludes certain mandatory expenditures. Management uses free cash flow as a measure to assess both business performance and overall liquidity.

Non-GAAP financial measures, including constant-currency net sales and free cash flow, should be viewed in addition to, and not in lieu of or superior to, our financial measures calculated in accordance with GAAP. The Company provides a reconciliation of non-GAAP measures to the most directly comparable financial measure calculated in accordance with GAAP in the back of this presentation in the “Appendix”. The non-GAAP financial measures and constant-currency information presented may not be comparable to similarly titled measures reported by other companies.

GLOSSARY OF PRESENTATION TERMINOLOGY

DTC	direct-to-consumer	“+” or “up”	increased	“$##M”	in millions of U.S. dollars
DTC.com	DTC e-commerce	“-” or “down”	decreased	“$##B”	in billions of U.S. dollars
DTC B&M	DTC brick & mortar	LSD%	low-single-digit percent	c.c.	constant-currency
y/y	year-over-year	MSD%	mid-single-digit percent	M&A	mergers & acquisitions
U.S.	United States	HSD%	high-single-digit percent	FX	foreign currency exchange
LAAP	Latin America and Asia Pacific	LDD%	low-double-digit percent	~	approximately
EMEA	Europe, Middle East and Africa	low-20%	low-twenties percent	H#	First half, second half
SG&A	selling, general & administrative	mid-30%	mid-thirties percent	Q#	Quarter 1, 2, 3, 4
EPS	earnings per share	high-40%	high-forties percent	YTD	Year-to-date
bps	basis points				

Columbia
Sportswear Company

WE CONNECT ACTIVE PEOPLE WITH THEIR PASSIONS

ACCELERATE PROFITABLE GROWTH

CREATE ICONIC PRODUCTS
Differentiated, Functional, Innovative

DRIVE BRAND ENGAGEMENT
Increased, Focused Demand Creation Investments

ENHANCE CONSUMER EXPERIENCES
Invest in Capabilities to Delight and Retain Consumers

AMPLIFY MARKETPLACE EXCELLENCE
Digitally-Led, Omni-Channel, Global

EMPOWER TALENT THAT IS DRIVEN BY OUR CORE VALUES

Through a Diverse and Inclusive Workforce









Columbia | SOREL | MOUNTAIN HARDWEAR | prAna

CAPITAL ALLOCATION PRIORITIES

Our goal is to maintain our strong balance sheet and disciplined approach to capital allocation.

Dependent upon our financial position, market conditions and our strategic priorities, our capital allocation approach includes:

INVEST IN ORGANIC GROWTH OPPORTUNITIES

TO DRIVE LONG-TERM PROFITABLE GROWTH

RETURN AT LEAST 40% OF FREE CASH FLOW TO SHAREHOLDERS

THROUGH DIVIDENDS AND SHARE REPURCHASES

OPPORTUNISTIC M&A



Q1'25 FINANCIAL OVERVIEW

Q1'25 FINANCIAL RESULTS COMPARED TO Q1'24

Net Sales	Gross Margin	Operating Margin	Diluted EPS
$778M	50.9%	6.0%	$0.75
+1%	+30 bps	+20 bps	+6%

Q1'25 Highlights:

- Net sales growth primarily reflects increased wholesale net sales, driven by higher Spring '25 orders. DTC was flat y/y.
- The increase in net sales was driven by the Columbia brand, partially offset by declines in the emerging brands.
- Compared to guidance, net sales upside was driven by higher-than-expected wholesale net sales, including late season Fall '24 shipments resulting from demand stimulated by cold weather.
- Operating margin expansion reflects gross margin expansion, partially offset by SG&A expense deleverage.
- Exited the quarter with $658.4M of cash, cash equivalents and short-term investments, and no borrowings.
- Repurchased 1.25M shares of common stock for $101.4M.

Q1'25 ACTUAL VS LAST YEAR

(dollars in millions, except per share amounts)

	Q1'25	Q1'24	Change
Net Sales	$778.5	$770.0	+1%
Gross margin	50.9%	50.6%	+30 bps
SG&A percent of net sales	45.5%	45.4%	+10 bps
Operating income	$46.5	$44.7	+4%
Operating margin	6.0%	5.8%	+20 bps
Net income	$42.2	$42.3	-0%
Diluted EPS	$0.75	$0.71	+6%

Commentary on Q1'25 financial results vs last year:

- Net sales increase reflected growth in LAAP and EMEA, partially offset by declines in Canada and the U.S.
- Gross margin expansion reflected several factors including lower outbound shipping expenses, higher closeout margins and favorable Spring '25 product input costs, partially offset by unfavorable FX hedging rates.
- SG&A was up 1% y/y, as higher DTC and demand creation expenses were partially offset by lower supply chain expenses.

Q1'25 REGIONAL NET SALES PERFORMANCE

Q1'25 NET SALES AND GROWTH VS. Q1'24



CANADA
-9% (-2% c.c.)
$48M
U.S.
-1% (-1% c.c.)
$471M
EMEA
+3% (+7% c.c.)
$107M
LAAP
+10% (+14% c.c.)
$152M

Commentary below is based on constant currency performance.

U.S.

- **Wholesale: relatively flat.** Spring '25 wholesale shipments increased slightly.
- **DTC: down LSD%** (DTC B&M up LSD%, DTC.com down HSD%)
- The Company had 169 stores (152 outlets, 17 branded) exiting Q1'25 vs. 161 stores (143 outlets, 18 branded) exiting Q1'24
- In addition, the Company operated 8 temporary clearance locations exiting Q1'25 vs. 44 temporary clearance locations exiting Q1'24

LAAP

- **Japan: up HSD%** (up mid-teens% c.c.), benefitting from strong demand for late season winter products
- **China: up LDD%** (up low-teens% c.c.), aided by positive outdoor category trends
- **Korea: down HSD%** (up LSD% c.c.), benefitting from strong demand for late season winter products
- **LAAP distributor: up low-20%,** driven by healthy order book growth

EMEA

- **Europe-direct: up LSD%** (up HSD% c.c.), with strong DTC performance, as well as modest wholesale growth
- **EMEA distributor: down LSD%,** as healthy order book growth was offset by a shift in timing of Spring '25 shipments out of Q1'25

Canada

- **-9%** (-2% c.c.), with modest declines in both DTC and wholesale

Q1'25 NET SALES OVERVIEW

Q1'25 NET SALES AND GROWTH VS. Q1'24

CATEGORY PERFORMANCE

APPAREL, ACCESSORIES & EQUIPMENT:

↑ **+2%** (+3% c.c.)
$629M

FOOTWEAR:

↓ **-1%** (+1% c.c.)
$149M

- Columbia brand footwear growth was more than offset by a decline in SOREL

BRAND PERFORMANCE

Columbia

↑ **+3%** (+5% c.c.)
$683M

SOREL

↓ **-8%** (-6% c.c.)
$42M

prAna

↓ **-10%** (-10% c.c.)
$28M

MOUNTAIN HARDWEAR

↓ **-14%** (-13 c.c.)
$25M

- Columbia growth reflects growth in all regions except Canada
- SOREL declines primarily reflect lower Spring '25 orders
- SOREL, prAna and Mountain Hardwear declines partially reflect less closeout sales in Q1'25 compared to Q1'24

CHANNEL PERFORMANCE

WHOLESALE:

↑ **+2%** (+4% c.c.)
$400M

DTC:

↑ **0%** (+2% c.c.)
$378M

- Wholesale increases driven by higher Spring '25 orders
- DTC B&M +2%, DTC.com -3%

Q1'25 GROSS MARGIN BRIDGE

Q1'25 gross margin expanded 30 bps y/y to 50.9%



50.6%
50.9%
Q1'24
Channel Profitability
Channel & Region Mix
FX
Other
Q1'25

Tailwinds

- **Channel Profitability:** largely reflecting lower outbound shipping expenses, higher closeout margins and favorable Spring '25 product input costs

Headwinds

- **FX:** unfavorable effects from FX hedge rates

Q1'25 SG&A BRIDGE VS LAST YEAR

SG&A increased $5.2 million, or 1%



$349.3 M
$354.5 M
Q1'24
Omni-Channel
Demand Creation
Supply Chain
Other
Q1'25

Q1'25 SG&A expenses were 45.5% of net sales compared to 45.4% in Q1'24

Primary SG&A Expense Increases

- **Omni-Channel:** higher brick & mortar expenses related to new stores
- **Demand Creation:** represented 6.4% of sales vs. 5.9% in Q1'24

Primary SG&A Expense Reductions

- **Supply Chain:** lower expenses resulting from supply chain optimization efforts

BALANCE SHEET OVERVIEW

Balance Sheet as of March 31, 2025

Cash, Cash Equivalents, and Short-term Investments

$658M

Cash, cash equivalents and short-term investments totaled $658.4M, compared to $787.7M as of March 31, 2024.

Inventory

Inventories +3% y/y to $623.7M.

+3%

Older season inventories represent a manageable portion of our total inventory.



CAPITAL OVERVIEW

Q1’25 Net Cash Flow Provided by (Used in) Operations

-$32M Net cash flow used in operating activities was $32.0M, compared to net cash flow provided by operating activities of $106.8M for the same period in 2024.

Q1’25 Capital Expenditures

$16M Capital expenditures totaled $15.6M compared to $14.8M for the same period in 2024.

Q1’25 Share Repurchases

$101M The Company repurchased 1,251,784 shares of common stock for an aggregate of $101.4M (based on trade date), for an average price per share of $81.03.

Declared Dividend

$0.30 Quarterly dividend ($0.30 per share) – paid on June 5, 2025, to shareholders of record on May 22, 2025.



2025 FINANCIAL OUTLOOK WITHDRAWN

The Company's Q2'25 Financial Outlook is forward-looking in nature, and the following forward-looking statements reflect our expectations as of May 1, 2025 and are subject to significant risks and business uncertainties, including those factors described under "Forward-Looking Statements" below. These risks and uncertainties limit our ability to accurately forecast results.

Full Year 2025 Financial Outlook

Due to macroeconomic uncertainty stemming from global trade policies, the Company is withdrawing its full year 2025 financial outlook that was provided on February 4, 2025 and not providing a full year 2025 financial outlook at this time.

Q2'25 Financial Outlook

Q2 is the Company's lowest volume net sales quarter and small changes can have a disproportionate impact on reported results. The Q2 financial outlook reflects U.S. tariff rates in place on May 1, 2025.

- Net sales of $575M to $600M, representing growth of 1% to 5% compared to Q2'24.

ACCELERATE GROWTH STRATEGY

ACCELERATE is a consumer-centric growth strategy intended to elevate the Columbia brand to attract younger and more active consumers. It is a multi-year initiative centered around several consumer-centric shifts to our brand, product and marketplace strategies, as well as enhanced ways of working.

Fuel Our Growth	ACCELERATE	Strengthen our Core
Deliver growth with new consumers *Bring new younger, active consumers into the brand*	**CONSUMER**	**Steward core consumer segments** *Continue to serve existing consumers with accessible outdoor essentials*
	BRAND **Elevate consumers' perception of the Columbia brand** *Refreshed creative strategy that brings Columbia's unique brand personality to life*	
Emphasize innovation and style	**PRODUCT** *Streamline assortment with fewer, more powerful collections with clear purpose*	**Deliver durable high-value products**
Create elevated omni-channel brand experiences	**MARKETPLACE** *Activate brand and product strategies by elevating the position of the Columbia brand in the U.S. marketplace*	**Maintain outlet and value-oriented wholesale distribution**
	MARKETING **Deliver integrated full-funnel marketing** *Higher and more efficient demand creation spending ,with more creative and immersive ways to experience the brand*	

2025+ PROFIT IMPROVEMENT

In 2024, the Company launched a 3-year Profit Improvement Plan designed to achieve $125 to $150 million in annual cost savings by 2026. In 2024, as part of this plan, the Company realized approximately $90 million in cost savings, which effectively reduced the Company's rate of SG&A growth.

In 2025, in response to ongoing SG&A expense and operating profit pressures, the Company initiated a review of its cost structure. The goal of the review is to pursue additional cost savings, beyond the previous $125 to $150 million target. On a cumulative basis, actions executed in 2024 and planned for 2025 are expected to yield annualized cost savings exceeding $150 million. Our review of the Company's cost structure is ongoing, as we seek additional savings and respond to tariff-induced pressures on profitability.

These actions are intended to lower the Company's SG&A expenses as a percentage of consolidated net sales and to increase the Company's operating margin, over time.

Annualized Cost Savings Target:

>$150M

APPENDIX



FIRST QUARTER 2025 CONSTANT-CURRENCY RECONCILIATION

COLUMBIA SPORTSWEAR COMPANY
Reconciliation of GAAP to Non-GAAP Financial Measures
Net Sales Growth - Constant-currency Basis
(Unaudited)

	Three Months Ended March 31,					
(In thousands, except percentage changes)	Reported Net Sales 2025	Adjust for Foreign Currency Translation	Constant-currency Net Sales 2025[1]	Reported Net Sales 2024	Reported Net Sales % Change	Constant-currency Net Sales % Change[1]
Geographical Net Sales:						
United States	$ 471,181	$ —	$ 471,181	$ 474,406	(1)%	(1)%
Latin America and Asia Pacific	152,210	5,263	157,473	138,646	10%	14%
Europe, Middle East and Africa	107,480	4,438	111,918	104,520	3%	7%
Canada	47,581	3,590	51,171	52,410	(9)%	(2)%
Total	$ 778,452	$ 13,291	$ 791,743	$ 769,982	1%	3%
Brand Net Sales:						
Columbia	$ 683,121	$ 12,470	$ 695,591	$ 663,965	3%	5%
SOREL	42,205	515	42,720	45,660	(8)%	(6)%
prAna	28,114	8	28,122	31,298	(10)%	(10)%
Mountain Hardwear	25,012	298	25,310	29,059	(14)%	(13)%
Total	$ 778,452	$ 13,291	$ 791,743	$ 769,982	1%	3%
Product Category Net Sales:						
Apparel, Accessories and Equipment	$ 628,820	$ 10,312	$ 639,132	$ 619,054	2%	3%
Footwear	149,632	2,979	152,611	150,928	(1)%	1%
Total	$ 778,452	$ 13,291	$ 791,743	$ 769,982	1%	3%
Channel Net Sales:						
Wholesale	$ 399,769	$ 6,421	$ 406,190	$ 390,897	2%	4%
DTC	378,683	6,870	385,553	379,085	—%	2%
Total	$ 778,452	$ 13,291	$ 791,743	$ 769,982	1%	3%

[1] Constant-currency net sales is a non-GAAP financial measure. See "References to Non-GAAP Financial Information" above for further information.

THREE MONTHS FREE CASH FLOW RECONCILIATION

COLUMBIA SPORTSWEAR COMPANY
Reconciliation of GAAP to Non-GAAP Financial Measures
Net cash provided by (used in) operating activities to free cash flow
(Unaudited)

	Three Months Ended March 31,	
(In thousands)	2025	2024
Net cash provided by (used in) operating activities	$ (32,038)	$ 106,773
Capital expenditures	(15,565)	(14,795)
Free cash flow	$ (47,603)	$ 91,978

Columbia | SOREL | MOUNTAIN HARDWEAR | prAna